Exhibit 99.1

Contact:	Emily Duncan	for immediate release
Investor Relations
833-447-2783
investorrelations@constellation.com

Linsey Wisniewski
Corporate Communications
667-218-7700
linsey.wisniewski@constellation.com

Constellation Announces Private Exchange Offers and Consent Solicitations for Calpine Corporation Notes

BALTIMORE – December 9, 2025 – Constellation Energy Generation, LLC (“Constellation”), a Pennsylvania limited liability company, announced today that it has commenced private offers to exchange any and all of the outstanding (i) 4.625% Senior Unsecured Notes due 2029 (“Existing Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“Existing Unsecured 2031 Notes”) and (iii) 3.750% Senior Secured Notes (“Existing Secured 2031 Notes” and, together with the Existing Unsecured 2029 Notes and the Existing Unsecured 2031 Notes, the “Calpine Notes”) of Calpine Corporation (“Calpine”), a Delaware corporation, for, to the extent held by eligible noteholders, newly issued (i) 4.625% Senior Unsecured Notes due 2029 (“New Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“New Unsecured February 2031 Notes”) and (iii) 3.750% Senior Unsecured Notes due 2031 (“New Unsecured March 2031 Notes,” and, together with the New Unsecured 2029 Notes and New Unsecured February 2031 Notes, the “Constellation Notes”) by Constellation having the same interest payment dates, maturity dates and interest rates as the Calpine Notes (each, an “Exchange Offer”, and collectively, the “Exchange Offers”). The New February 2031 Unsecured Notes and New March 2031 Unsecured Notes will no longer have certain redemption features associated with their respective Calpine Notes and will contain superior call protection to the Calpine Notes. Eligible holders of Calpine Notes tendered by the Early Tender Deadline (as defined below) and not validly withdrawn before the Withdrawal Deadline (as defined below), will also receive the Cash Consideration (as defined below).

Concurrently with the Exchange Offers, Constellation is soliciting consents (collectively, the “Consent Solicitations”) from eligible holders of Calpine Notes, on behalf of Calpine, to amend the Calpine Notes and the indentures governing the Calpine Notes (collectively, the “Calpine Indentures”) to eliminate substantially all of the restrictive covenants, restrictive provisions and events of default from the Calpine Indentures and the Calpine Notes, other than payment-related and bankruptcy-related events of default. Consents of the holders of not less than a majority in aggregate principal amount of the Calpine Notes must be obtained for the amendments to the Calpine Notes and the Calpine Indentures to be effective. Holders validly tendering their Calpine Notes will be deemed to have delivered consents to the proposed amendments with respect to such tendered Calpine Notes. Holders will not be permitted to tender their Calpine Notes without delivering consents or to deliver consents without tendering their Calpine Notes.

The Exchange Offers and Consent Solicitations are being made upon the terms and conditions set forth in an exchange offers memorandum and consent solicitations statement, dated December 9, 2025 (the “Offering Memorandum”), copies of which will be made available to holders of the Calpine Notes eligible to participate in the Exchange Offers. The following table sets forth the Total Exchange Consideration (as defined below) and the Exchange Consideration (as defined below) being offered for the Calpine Notes:

				Total Exchange Consideration for Calpine Notes Validly Tendered by the Early Tender Deadline and Not Validly Withdrawn by the Withdrawal Deadline		Exchange Consideration for Calpine Notes Validly Tendered After the Early Tender Deadline
Title of Series of Calpine Notes	CUSIP Number	Aggregate Principal Amount of Calpine Notes Outstanding	Constellation Notes to be Issued in Exchange for Calpine Notes	Principal Amount of Constellation Notes (1)	Cash Consideration (2)	Principal Amount of Constellation Notes (3)
Existing Unsecured 2029 Notes	131347CP9 (144A)/ U13055AV7(Reg. S)	$650,000,000	New Unsecured 2029 Notes	$1,000	$1.00 to $2.00 ____	$970
Existing Unsecured 2031 Notes	131347CQ7 (144A)/ U13055AW5 (Reg. S)	$850,000,000	New Unsecured February 2031 Notes	$1,000	$1.00 to $2.00 ____	$970
Existing Secured 2031 Notes	131347CR5 (144A) /U13055AX3 (Reg. S)	$900,000,000	New Unsecured March 2031 Notes	$1,000	$2.50 to $5.00 ____	$970

(1)	Principal amount of Constellation Notes issued in exchange for each $1,000 principal amount of Calpine Notes validly tendered and accepted for exchange.
(2)	Per $1,000 principal amount of the applicable series of Calpine Notes validly tendered by the Early Tender Deadline and not validly withdrawn by the Withdrawal Deadline and accepted for exchange, the Cash Consideration (as defined below) will be an amount equal to the product of $1.00 (with respect to the Existing Unsecured 2029 Notes), $1.00 (with respect to the Existing Unsecured 2031 Notes) and $2.50 (with respect to the Existing Secured 2031 Notes), in each case multiplied by a fraction, the numerator of which is the aggregate principal amount of the applicable series of Calpine Notes outstanding as of the Early Tender Deadline and the denominator of which is the aggregate principal amount of the applicable series of Calpine Notes validly tendered by the Early Tender Deadline and not validly withdrawn by the Withdrawal Deadline. As a result, the Cash Consideration (as defined below) for each series of Calpine Notes will range from $1.00 per $1,000 principal amount with respect to the Existing Unsecured 2029 Notes, $1.00 per $1,000 principal amount with respect to the Existing Unsecured 2031 Notes or $2.50 per $1,000 principal amount with respect to the Existing Secured 2031 Notes (in each case, if all eligible noteholders of each such series of Calpine Notes tender), respectively, to approximately $2.00 per $1,000 principal amount with respect to the Existing Unsecured 2029 Notes, $2.00 per $1,000 principal amount with respect to the Existing Unsecured 2031 Notes or $5.00 per $1,000 principal amount with respect to the Existing Secured 2031 Notes, respectively (in each case, if eligible noteholders of a simple majority of the aggregate principal amount of such series of the Calpine Notes tender).
(3)	Exchange Consideration does not include, and eligible noteholders tendering after the Early Tender Deadline will not be eligible to receive, any Cash Consideration (as defined below). In addition, Exchange Consideration involves the issuance of $970 principal amount of Constellation Notes, as opposed to $1,000 principal amount of Constellation Notes, for each $1,000 principal amount of Calpine Notes validly tendered after the Early Tender Deadline and accepted for exchange.

Indicative Timetable for the Exchange Offer and Consent Solicitation

Commencement Date	December 9, 2025

Withdrawal Deadline	5:00 p.m., New York City time, on December 22, 2025, unless extended or earlier terminated by Constellation.

Early Tender Deadline	5:00 p.m., New York City time, on December 22, 2025, unless extended or earlier terminated by Constellation.

Expiration Date	5:00 p.m., New York City time, on January 8, 2026, unless extended or earlier terminated by Constellation.

Settlement Date	Promptly after the Expiration Date, subject to the satisfaction or waiver of certain conditions as described in the Offering Memorandum. Expected to occur on or about the third business day after the Expiration Date, but subject to change.

The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on January 8, 2026, unless such date is extended or earlier terminated (such date and time, as they may be extended, the “Expiration Date”). Tenders of Calpine Notes may be validly withdrawn and consents revoked at any time prior to 5:00 p.m., New York City time, on December 22, 2025 (such date and time, as they may be extended, the “Withdrawal Deadline”), but tenders and consents not so validly withdrawn will be irrevocable after the Withdrawal Deadline, except in certain limited circumstances where additional withdrawal rights are required by law. Constellation reserves the right to terminate, withdraw, amend or extend the Exchange Offers and Consent Solicitations in its sole discretion, subject to the terms and conditions set forth in the Offering Memorandum.

Subject to the terms and conditions set forth in the Offering Memorandum, for each $1,000 principal amount of Calpine Notes validly tendered in the Exchange Offer by 5:00 p.m., New York City time, on December 22, 2025 (such date and time, as they may be extended, the “Early Tender Deadline”), and not validly withdrawn by the Withdrawal Deadline, each eligible holder of Calpine Notes will be eligible to receive Constellation Notes in an equal principal amount as the tendered Calpine Notes accepted for exchange and a cash payment of an amount equal to the product of $1.00 (with respect to the Existing Unsecured 2029 Notes), $1.00 (with respect to the Existing Unsecured 2031 Notes) and $2.50 (with respect to the Existing Secured 2031 Notes), in each case multiplied by a fraction, the numerator of which is the aggregate principal amount of the applicable series of Calpine Notes outstanding as of the Early Tender Deadline and the denominator of which is the aggregate principal amount of the applicable series of Calpine Notes validly tendered by the Early Tender Deadline and not validly withdrawn by the Withdrawal Deadline (the “Cash Consideration” and, together with such amount of Constellation Notes, the “Total Exchange Consideration”). As a result, the Cash Consideration for each series of Calpine Notes will range from $1.00 per $1,000 principal amount with respect to the Existing Unsecured 2029 Notes, $1.00 per $1,000 principal amount with respect to the Existing Unsecured 2031 Notes or $2.50 per $1,000 principal amount with respect to the Existing Secured 2031 Notes (in each case, if all eligible noteholders of each such series of the Calpine Notes tender), respectively, to approximately $2.00 per $1,000 principal amount with respect to the Existing Unsecured 2029 Notes, $2.00 per $1,000 principal amount with respect to the Existing Unsecured 2031 Notes or $2.50 per $1,000 principal amount with respect to the Existing Secured 2031 Notes, respectively (in each case, if eligible noteholders of a simple majority of the aggregate principal amount of such series of the Calpine Notes tender).

Eligible holders who validly tender their Calpine Notes after the Early Tender Deadline but on or prior to the Expiration Date will be eligible to receive $970 principal amount of the Calpine Notes per $1,000 principal amount of Calpine Notes validly tendered but no Cash Consideration (the “Exchange Consideration”).

The Constellation Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No tender of Calpine Notes will be accepted if it would result in the issuance of less than $2,000 principal amount of the Calpine Notes. If the principal amount of Constellation Notes validly tendered after the Early Tender Deadline that would otherwise be required to be delivered in exchange for a tender of Calpine Notes would not equal $2,000 or an integral multiple of $1,000 in excess thereof, then the principal amount of such Constellation Notes will be rounded down to $2,000 or the nearest integral multiple of $1,000 in excess thereof, and Constellation will pay cash (in lieu of such Constellation Notes not delivered) equal to the remaining portion of the Exchange Consideration for such Calpine Notes plus accrued and unpaid interest with respect to that portion to, but not including, the Settlement Date.

Constellation’s obligation to accept and exchange the Calpine Notes validly tendered pursuant to the Exchange Offers is subject to certain conditions as set forth in the Offering Memorandum. The Exchange Offers and Consent Solicitations are not conditioned upon any minimum aggregate principal amount of Calpine Notes being validly tendered for exchange, but are conditioned upon, among others, the receipt of the requisite consents to adopt the proposed amendments to the Calpine Indentures and the consummation of the previously announced merger transaction contemplated by that certain Agreement and Plan of Merger, dated as of January 10, 2025, by and among Constellation Energy Corporation and Calpine (the “Merger Agreement”). Other than the consummation of the merger transaction contemplated by the Merger Agreement (without which the Exchange Offers will not be consummated, neither the Exchange Consideration nor the Total Exchange Consideration will be paid, nor will the amendments contemplated by the Consent Solicitations become effective), Constellation may generally waive any condition with respect to the Exchange Offers and Consent Solicitations, in its sole discretion, at any time.

The Exchange Offers are being made only to holders of Calpine Notes who satisfy the eligibility conditions described under “Disclaimer” below. Holders of Calpine Notes who desire a copy of the eligibility letter should contact D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations, at (866) 796-3441 or via email at CEG@dfking.com. Banks and brokers should call (212) 448-4476. Eligible holders may go to www.dfking.com/CEG to confirm their eligibility. D.F. King & Co., Inc. will also provide copies of the Offering Memorandum to eligible holders of Calpine Notes.

Holders of Calpine Notes are advised to check with any bank, securities broker or other intermediary through which they hold Calpine Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers and Consent Solicitations before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

Disclaimer

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”). This press release is neither an offer to sell nor the solicitation of an offer to buy the Constellation Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and, accordingly, the Constellation Notes will be subject to transfer restrictions unless and until the Constellation Notes are registered or exchanged for registered notes. The Constellation Notes will be issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The Exchange Offers are being made only to, and the Constellation Notes will be offered for exchange only to, holders of Calpine Notes who are (i) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and (ii) outside the United States, persons who are not, and who are not acting for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act) in compliance with Regulation S under the Securities Act. The Constellation Notes will not be offered or sold in the United States or to U.S. persons (as defined in Rule 902 under the Securities Act) unless the transaction is registered under the Securities Act, an exemption from the registration requirements of the Securities Act is available or the transaction is not subject to registration under the Securities Act.

The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to holders of Calpine Notes who confirm that they are within the categories of eligible participants in the Exchange Offers. None of Constellation, the dealer managers and solicitation agents, the exchange agent, the information agent, the trustees for the Constellation Notes or the Calpine Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their Calpine Notes in the Exchange Offer or consent to the proposed amendments in the Consent Solicitation.

This press release, the Offering Memorandum and any other offering material relating to the Exchange Offers are not being made, and have not been approved, by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000. Accordingly, this press release, the Offering Memorandum and any other offering material relating to the Exchange Offers are only being distributed to and are only directed at: (i) persons who are outside the United Kingdom, (ii) persons in the United Kingdom who have professional experience in matters relating to investments who fall within the definition of investment professionals as defined within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”) or (iii) high net worth entities and other persons who fall within Article 49(2)(a) to (d) of the Order (all such persons together being referred to for purposes of this paragraph as “relevant persons”). The Constellation Notes will only be available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents and may not participate in the Exchange Offers.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Offering Memorandum. The Exchange Offers are only being made pursuant to the Offering Memorandum. The Exchange Offers are not being made to holders of Calpine Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Neither the Securities and Exchange Commission nor any other regulatory body has registered, recommended or approved of the Constellation Notes or passed upon the accuracy or adequacy of the Offering Memorandum.

About Constellation

Constellation Energy Corporation (Nasdaq: CEG), a Fortune 200 company headquartered in Baltimore, is the nation’s largest producer of reliable, emissions-free energy and a leading energy supplier to businesses, homes and public sector customers nationwide, including three-fourths of Fortune 100 companies. With annual output that is nearly 90% carbon-free, our hydro, wind and solar facilities paired with the nation’s largest nuclear fleet have the generating capacity to power the equivalent of 16 million homes, providing about 10% of the nation’s clean energy. We are committed to investing in innovative technologies to drive the transition to a reliable, sustainable and secure energy future.

Cautionary Statements Regarding Forward-Looking Information

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Constellation Energy Corporation and Calpine Corporation, the expected closing of the proposed transaction and the timing thereof. This includes statements regarding the financing of the proposed transaction and the pro forma combined company and its operations, strategies and plans, enhancements to investment-grade credit profile, synergies, opportunities and anticipated future performance and capital structure, and expected accretion to earnings per share and free cash flow. Information adjusted for the proposed transaction should not be considered a forecast of future results.

Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (the “Registrants”) include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18 — Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q (to be filed on November 7, 2025) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14 — Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.